================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                              --------------------

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                JANUARY 24, 2005
                        (Date of earliest event reported)



                              --------------------




                               HARSCO CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             DE                           1-3970                 23-1483991
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



           P.O. BOX 8888 CAMP HILL, PA 17001-8888                   17011
--------------------------------------------------------------------------------
          (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number, including area code 717-763-7064





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
================================================================================

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 24, 2005, the Company's Management Development and Compensation Committee of the Board of Directors approved an award of performance-based restricted stock units to four of the Company's executive officers and certain other officers of the Company. Pursuant to such approval, the Company granted the following restricted stock units to the following executive officers of the
Company:


                                      Number of Restricted     Fair Market Value
               Name                        Stock Units              01-24-05
               ----                        -----------              --------

     Geoffrey D. H. Butler                 5,000 units             $  252,025
     President & CEO MultiServ
     and SGB Groups

     Salvatore D. Fazzolari                5,000 units             $  252,025
     Senior Vice President, Chief
     Financial Officer & Treasurer

     Mark E. Kimmel                        1,250 units             $   63,006
     General Counsel &
     Corporate Secretary

     Stephen J. Schnoor                    1,250 units             $   63,006
     Vice President & Controller


The awards, which vest after three years of continuous employment, were made pursuant to the terms of the Company's 1995 Executive Incentive Compensation Plan. The form of the award agreement is attached to this filing as Exhibit 10 and is incorporated herein by reference.

In addition, the Board approved a cash payment to Derek C. Hathaway, the Company's Chairman, President and Chief Executive Officer. This payment was in lieu of the restricted stock units award that was made to other officers of the Company as noted above. The Board took into account Mr. Hathaway's present stock holdings and outstanding stock options in the Company and the stage of his career at Harsco, and determined that it was appropriate to award him cash in lieu of the restricted stock units. Mr. Hathaway's cash payment was equal to $504,050 and was based on the average of the high and the low sales price (Fair Market Value as defined by the Executive Incentive Compensation Plan) of the Company's common stock on January 24, 2005 and 10,000 shares.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 10. Restricted Stock Units Agreement



EXHIBIT INDEX

    10.  Restricted Stock Units Agreement

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                HARSCO CORPORATION
                                          -------------------------------
                                                   (Registrant)



DATE: January 27, 2005                    /S/ Salvatore D. Fazzolari
      ----------------                    -------------------------------
                                          Salvatore D. Fazzolari
                                          Senior Vice President, Chief
                                          Financial Officer and Treasurer